Vanguard Energy Fund
Supplement Dated January 16, 2020, to the Prospectus and Summary Prospectus Dated May 30, 2019
Effective immediately, G. Thomas Levering replaces Gregory J. LeBlanc as the portfolio manager for the Wellington Management Company LLP (Wellington Management) portion of Vanguard Energy Fund. The Fund’s investment objective, strategies, and policies remain unchanged.
Prospectus and Summary Prospectus Text Changes
The following replaces Gregory J. LeBlanc under the heading “Investment Advisors” in the Fund Summary section:
G. Thomas Levering, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management. He has managed a portion of the Fund since January 2020.
Prospectus Text Changes
The following replaces Gregory J. LeBlanc under the heading “Investment Advisors” in the More on the Fund section:
G. Thomas Levering, Senior Managing Director, Partner, and Global Industry Analyst of Wellington Management. He has managed investment portfolios for Wellington Management since 2001 and has managed a portion of the Fund since January 2020. Education: A.B., Harvard University; M.B.A., The Wharton School at the University of Pennsylvania.
© 2020 The Vanguard Group, Inc. All rights reserved.
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Vanguard Specialized Funds
Supplement Dated January 16, 2020, to the Statement of Additional Information Dated May 30, 2019
Important Change to Vanguard Energy Fund
Effective immediately, G. Thomas Levering replaces Gregory J. LeBlanc as the portfolio manager for the Wellington Management Company LLP (Wellington Management) portion of Vanguard Energy Fund. The Fund’s investment objective, strategies, and policies remain unchanged.
Statement of Additional Information Text Changes
In the Investment Advisory and Other Services section, the following replaces Gregory J. LeBlanc in the “Other Accounts Managed” sub-section on page B-44 for Wellington Management:
1.  Other Accounts Managed
G. Thomas Levering manages a portion of Vanguard Energy Fund; as of October 31, 2019, the Fund held assets of $6.7 billion. As of October 31, 2019, Mr. Levering also managed 15 other registered investment companies with total assets of $906 million (advisory fees not based on account performance), 43 other pooled investment vehicles with total assets of $2.3 billion (advisory fees based on account performance for 15 of these accounts with total assets of $1.3 billion), and 61 other accounts with total assets of $1.8 billion (advisory fees based on account performance for 14 of these accounts with total assets of $401 million).
Within the same section, the following replaces the “Material Conflicts of Interest” sub-section beginning on page B-44:
2.  Material Conflicts of Interest
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Wellington Management Portfolio’s or Fund’s manager (or managers) listed in the relevant prospectus who is primarily responsible for the day-to-day management of the Wellington Management Portfolio or Fund (Portfolio Manager) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Fund. A Portfolio Manager makes investment decisions for each account, including the relevant Wellington Management Portfolio or Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, a Portfolio Manager may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Wellington Management Portfolio or Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to those of the relevant Wellington Management Portfolio or Fund.
A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Wellington Management Portfolio or Fund, or make investment decisions that are similar to those made for the relevant Wellington Management Portfolio or Fund, both of which have the potential to adversely impact the relevant Wellington Management Portfolio or Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Wellington Management Portfolio or Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Wellington Management Portfolio’s or Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Wellington Management Portfolio or Fund. Mr. White, Mr. Kilbride, Ms. Hynes, and Mr. Levering also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high-quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Within the same section, the following replaces the third paragraph under the “Description of Compensation” sub-section beginning on page B-45:
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Levering is a Partner.
Within the same section, the following replaces the “Ownership of Securities” sub-section on page B-46:
4.  Ownership of Securities
As of October 31, 2019, Mr. Levering did not own any shares of Vanguard Energy Fund.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI 051A 012020